UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 1, 2018
Date of Report
(Date of earliest event reported)
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CORE-MARK HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-51515	20-1489747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Oyster Point Boulevard, Suite 415, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)
(650) 589-9445
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a), (b), (c), (d) and (e) On March 1, 2018, Core-Mark Holding Company, Inc. (the “Company”) announced that Mr. Thomas B. Perkins would be retiring as Chief Executive Officer and stepping down as a member of the Board of Directors of the Company (the “Board”), to be effective as of June 30, 2018. Mr. Perkins has served the Company as Chief Executive Officer and as a member of the Board since January 2013. The Company has named Mr. Scott McPherson as Chief Executive Officer to succeed Mr. Perkins. In connection with his promotion, Mr. McPherson will also be appointed to the Board effective June 30, 2018. Mr. McPherson has served as the Company’s President and Chief Operating Officer since October 2017. Prior to his current position, Mr. McPherson served as Senior Vice President of Business Operations and Strategic Opportunities from January 2015 to October 2017, and as Senior Vice President- Corporate Development from December 2009 to December 2014. Effective June 30, 2018, Mr. McPherson’s annual base salary will be increased to $500,000, with an annual performance bonus opportunity of 150% of annual base salary. In addition, on June 30, 2018, Mr. McPherson will receive a one-time grant of restricted stock units, valued at $700,000, to be issued under the Company’s 2010 Long-Term Incentive Plan One-third of Mr. McPherson’s newly-issued restricted stock units will vest on the first anniversary of the date of grant, with the remaining two-thirds vesting in equal quarterly installments over the two-year period following the first anniversary.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits.
The following is filed as an exhibit to this report:

Exhibit Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated March 1, 2018 with attachments.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: March 1, 2018	By:	/s/ CHRISTOPHER M. MILLER
	Name:	Christopher M. Miller
	Title:	Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Core-Mark Holding Company, Inc. dated March 1, 2018 with attachments.

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